OTHER REAL ESTATE OWNED	12 Months Ended
Dec. 31, 2017
Other Real Estate Owned [Abstract]
Real Estate Owned [Text Block]
OTHER REAL ESTATE OWNED

At December 31, 2017, other real estate owned consisted of four residential and two commercial real estate properties. At December 31, 2016, other real estate owned consisted of four residential and two commercial real estate properties. A summary of expenses applicable to other real estate operations for the years ended December 31, 2017, 2016 and 2015, is as follows:

	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Net loss from sales or write-downs of other real estate owned	$269	$66	$267
Other real estate expense, net of rental income	474	284	271
Expense from other real estate operations, net	$743	$350	$538